Exhibit 99.1 All together better 1Exhibit 99.1 All together better 1

Important Notice Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reﬂect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially diﬀerent from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this presentation include, but are not limited to, our ability to realize the beneﬁts of recent and future acquisitions, including CareLinx, new revenue opportunities, partnerships or other relationships with third parties or customers, and the statements regarding future ﬁnancial expectations in the section titled “Diﬀerentiated Financial Performance.” We cannot assure you that the forward-looking statements in the information in this presentation will prove to be accurate. These forward-looking statements are subject to a number of signiﬁcant risks and uncertainties that could cause actual results to diﬀer materially from expected results. Descriptions of some of the factors that could cause actual results to defer materially from these forward-looking statements are discussed in more detail in our ﬁlings with the SEC, including the Risk Factors section of the prospectus for our business combination ﬁled with the SEC on June 3, 2021. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the signiﬁcant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any speciﬁed time frame, or at all. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. 2

ALL TOGETHER BETTER Sharecare Overview SHARECARE BY THE NUMBERS • A comprehensive digital solution helping people build longer, 2012 launched Sharecare platform better lives • Operating across three channels: ~64K employer clients ENTERPRISE PROVIDER CONSUMER 9M+ eligible lives INVESTMENT PARTNERS 6K+ health system clients LIVING ROOM EXAM ROOM WORKPLACE FINANCIAL 127 top life sciences brands $1B+ total capital raised $414M-415M 2021E revenue $28M-30M 2021E adjusted EBITDA 3ALL TOGETHER BETTER Sharecare Overview SHARECARE BY THE NUMBERS • A comprehensive digital solution helping people build longer, 2012 launched Sharecare platform better lives • Operating across three channels: ~64K employer clients ENTERPRISE PROVIDER CONSUMER 9M+ eligible lives INVESTMENT PARTNERS 6K+ health system clients LIVING ROOM EXAM ROOM WORKPLACE FINANCIAL 127 top life sciences brands $1B+ total capital raised $414M-415M 2021E revenue $28M-30M 2021E adjusted EBITDA 3

Category of One: Business Positioned for Growth and Scale Diﬀerentiated Comprehensive Diversiﬁed Data & Financial Platform Revenue & Scale Innovation Performance Innovative digital health Diversified portfolio with opportunity to At the intersection of Positioned for success with platform based on capture $1B++ in incremental technology, healthcare, & strong revenue visibility, scale, human-centric design revenue from existing customers media, creating data-driven and profitability solutions High-growth, recurring revenue driving 20% sustainable YoY growth 4Category of One: Business Positioned for Growth and Scale Diﬀerentiated Comprehensive Diversiﬁed Data & Financial Platform Revenue & Scale Innovation Performance Innovative digital health Diversified portfolio with opportunity to At the intersection of Positioned for success with platform based on capture $1B++ in incremental technology, healthcare, & strong revenue visibility, scale, human-centric design revenue from existing customers media, creating data-driven and profitability solutions High-growth, recurring revenue driving 20% sustainable YoY growth 4

COMPREHENSIVE PLATFORM Personalized Digital Platform Enabling Productized Engagement MESSAGING MOTIVATION MANAGEMENT MEASUREMENT MOVEMENT ENTERPRISE PROVIDER CONSUMER Benefits Healthcare Digital Wellness/ Blue Zones Health Health Value- Payment Remote Digital Lead Sponsorships Audience Condition- navigation navigation therapeutics well-being Project security Information based care integrity patient engagement generation targeting specific Management monitoring marketing 5COMPREHENSIVE PLATFORM Personalized Digital Platform Enabling Productized Engagement MESSAGING MOTIVATION MANAGEMENT MEASUREMENT MOVEMENT ENTERPRISE PROVIDER CONSUMER Benefits Healthcare Digital Wellness/ Blue Zones Health Health Value- Payment Remote Digital Lead Sponsorships Audience Condition- navigation navigation therapeutics well-being Project security Information based care integrity patient engagement generation targeting specific Management monitoring marketing 5

COMPREHENSIVE PLATFORM Personalized Digital Platform Enabling Productized Engagement MESSAGING MOTIVATION MANAGEMENT MEASUREMENT MOVEMENT ENTERPRISE PROVIDER CONSUMER Benefits Healthcare Digital Wellness/ Blue Zones Health Health Value- Payment Remote Digital Lead Sponsorships Audience Condition- navigation navigation therapeutics well-being Project security Information based care integrity patient engagement generation targeting specific Management monitoring marketing 6 6COMPREHENSIVE PLATFORM Personalized Digital Platform Enabling Productized Engagement MESSAGING MOTIVATION MANAGEMENT MEASUREMENT MOVEMENT ENTERPRISE PROVIDER CONSUMER Benefits Healthcare Digital Wellness/ Blue Zones Health Health Value- Payment Remote Digital Lead Sponsorships Audience Condition- navigation navigation therapeutics well-being Project security Information based care integrity patient engagement generation targeting specific Management monitoring marketing 6 6

ALL TOGETHER BETTER Diversiﬁed Revenue & Scale 7

DIVERSIFIED REVENUE & SCALE Enterprise: Integrated Solution Lowering Healthcare Costs, Improving Outcomes, and Increasing Satisfaction KEY HEALTH PLAN CLIENTS: Products include: • Benefits navigation • Wellness/well-being • Healthcare navigation • Blue Zones Project KEY EMPLOYER CLIENTS: • Digital therapeutics • Health security Revenue model: Recurring multi-year contracts with upsell opportunities Pricing structure: PMPM, per enrollee KEY PUBLIC SECTOR CLIENTS: Client base: 28 direct large employers, 10 health plans providing access to another ~64K employers, 12 public sector clients 8DIVERSIFIED REVENUE & SCALE Enterprise: Integrated Solution Lowering Healthcare Costs, Improving Outcomes, and Increasing Satisfaction KEY HEALTH PLAN CLIENTS: Products include: • Benefits navigation • Wellness/well-being • Healthcare navigation • Blue Zones Project KEY EMPLOYER CLIENTS: • Digital therapeutics • Health security Revenue model: Recurring multi-year contracts with upsell opportunities Pricing structure: PMPM, per enrollee KEY PUBLIC SECTOR CLIENTS: Client base: 28 direct large employers, 10 health plans providing access to another ~64K employers, 12 public sector clients 8

DIVERSIFIED REVENUE & SCALE Provider: Improving Efficiency and Patient Care KEY PROVIDER CLIENTS: Products include: • Remote patient • Health Information Management monitoring • Value-based care • • Payment integrity Digital engagement Revenue model: Recurring multi-year contracts with upsell opportunities Pricing structure differs by product: Gainshare, SaaS platform fee, per record request Client base: 6,000 hospitals & physician practices, 95+ health plans and audit clients Services are in strategic and financial alignment with providers offering significant benefits and revenue upside 9DIVERSIFIED REVENUE & SCALE Provider: Improving Efficiency and Patient Care KEY PROVIDER CLIENTS: Products include: • Remote patient • Health Information Management monitoring • Value-based care • • Payment integrity Digital engagement Revenue model: Recurring multi-year contracts with upsell opportunities Pricing structure differs by product: Gainshare, SaaS platform fee, per record request Client base: 6,000 hospitals & physician practices, 95+ health plans and audit clients Services are in strategic and financial alignment with providers offering significant benefits and revenue upside 9

DIVERSIFIED REVENUE & SCALE Consumer: Strategic Driver for Consumer Acquisition, Content Creation and Data-Driven Digital Activation KEY LIFE SCIENCES CLIENTS: Products include: • • Audience targeting Lead generation • Sponsorships • Condition-specific marketing 100M first-party user database Significant content library and video capabilities Over 2.5M highly-engaged followers across our social platforms, more than all our competitors combined Real-time health profiling engine delivers 400K new users per month Strong ROI performance validated by 160 third-party measured campaigns 10DIVERSIFIED REVENUE & SCALE Consumer: Strategic Driver for Consumer Acquisition, Content Creation and Data-Driven Digital Activation KEY LIFE SCIENCES CLIENTS: Products include: • • Audience targeting Lead generation • Sponsorships • Condition-specific marketing 100M first-party user database Significant content library and video capabilities Over 2.5M highly-engaged followers across our social platforms, more than all our competitors combined Real-time health profiling engine delivers 400K new users per month Strong ROI performance validated by 160 third-party measured campaigns 10

ALL TOGETHER BETTER Innovation & Growth 11ALL TOGETHER BETTER Innovation & Growth 11

INNOVATION & GROWTH Artificial Intelligence • We leverage every component of the phone • People live on their phones, consume and collect data via pictures, videos, voice VIDEO TEXT • We have built neural nets under the form of smart selﬁes, smart videos and smart pictures VOICE PHOTO • For a frictionless experience that augments engagement • We are adding new dry bio-markers for progression and regression of symptoms Smart AI for AI for AI for Wallet for Environmental Chatbot Telehealth Genome SDOH Voice Face selﬁe medication mood food rewards health browser 12INNOVATION & GROWTH Artificial Intelligence • We leverage every component of the phone • People live on their phones, consume and collect data via pictures, videos, voice VIDEO TEXT • We have built neural nets under the form of smart selﬁes, smart videos and smart pictures VOICE PHOTO • For a frictionless experience that augments engagement • We are adding new dry bio-markers for progression and regression of symptoms Smart AI for AI for AI for Wallet for Environmental Chatbot Telehealth Genome SDOH Voice Face selﬁe medication mood food rewards health browser 12

INNOVATION & GROWTH Multi-Payor Advocacy Platform ONE APP, ALL FAMILY ADVOCATE, 1 2 3 DIGITAL ADVOCACY BENEFITS ALL BENEFITS • Beneﬁts, eligibility, claims • Daily digital check-in activities • Single point of contact - one number/ • Find care, telemedicine • Digital coaching one chat • Spending accounts • Mini programs for lifestyle risks • Trusted, compassionate, responsive, • Point solutions • AI-assist for advocate empowerment proactive • Flexibility to integrate with client plans • “Here when you need us”, barriers remove • Seamless workﬂows – no balls dropped • Member/family 360 view enabled interactions WELLNESS + CARE PROVIDER ENABLEMENT/ PRECISION OUTREACH 6 5 4 MANAGEMENT INTEGRATION • Track and positively impact • Provider inquiries handled by • SmartSensing next best action well-being dimensions to family advocate triggers from multi-plan predictive improve health • Nurse advocates collaborate with analytics and AI • Multi-disciplinary care providers on care plans • Targeted digital and high-touch management team to address • Integration of care gaps within outreach high/emerging risk conditions provider EMR workﬂows for faster • AI-enabled Interventions/nudges • Family nurse care advocate gap closure to address unfavorable trends & • Improve performance and reduce variances healthcare costs 13INNOVATION & GROWTH Multi-Payor Advocacy Platform ONE APP, ALL FAMILY ADVOCATE, 1 2 3 DIGITAL ADVOCACY BENEFITS ALL BENEFITS • Beneﬁts, eligibility, claims • Daily digital check-in activities • Single point of contact - one number/ • Find care, telemedicine • Digital coaching one chat • Spending accounts • Mini programs for lifestyle risks • Trusted, compassionate, responsive, • Point solutions • AI-assist for advocate empowerment proactive • Flexibility to integrate with client plans • “Here when you need us”, barriers remove • Seamless workﬂows – no balls dropped • Member/family 360 view enabled interactions WELLNESS + CARE PROVIDER ENABLEMENT/ PRECISION OUTREACH 6 5 4 MANAGEMENT INTEGRATION • Track and positively impact • Provider inquiries handled by • SmartSensing next best action well-being dimensions to family advocate triggers from multi-plan predictive improve health • Nurse advocates collaborate with analytics and AI • Multi-disciplinary care providers on care plans • Targeted digital and high-touch management team to address • Integration of care gaps within outreach high/emerging risk conditions provider EMR workﬂows for faster • AI-enabled Interventions/nudges • Family nurse care advocate gap closure to address unfavorable trends & • Improve performance and reduce variances healthcare costs 13

INNOVATION & GROWTH Community Well-Being Index STATE/CITY/COMMUNITY RANKINGS PHYSICAL COMMUNITY PROVEN OUTCOMES TRANSFORMATION COMMUNITY • Longevity PURPOSE • Medical & Rx Spend • Emergency Room Visits SOCIAL • Hospitalizations • Bed Days FINANCIAL • Absenteeism Transforming • Presenteeism health and well- HEALTHCARE ACCESS • Short-term Disability • Job Performance being one person, • Intention to Stay FOOD ACCESS one community at • Voluntary Turnover a time through • Involuntary Turnover RESOURCE ACCESS people, place, • PMPM Cost • S&P 500 and policy ECONOMIC SECURITY • Unemployment change. • Consumer Price Index HOUSING & TRANSPORTATION 14 WELL-BEING INDEX SDOHi

INNOVATION & GROWTH New Revenue Opportunities and Strong Brand Awareness with Health Security Facility & employee readiness to ensure a safe and secure location for employees, guests, and customers 1200+ 80+ 3B+ Verified hotels and Countries Brand restaurants impressions Target sectors: Hospitality Arenas Schools Workplace 15INNOVATION & GROWTH New Revenue Opportunities and Strong Brand Awareness with Health Security Facility & employee readiness to ensure a safe and secure location for employees, guests, and customers 1200+ 80+ 3B+ Verified hotels and Countries Brand restaurants impressions Target sectors: Hospitality Arenas Schools Workplace 15

INNOVATION & GROWTH CareLinx: Bridge the Last Mile to Penetrate the Compelling Home Healthcare Market CareLinx is a single-source, nationwide home care platform able to deliver intermittent on- demand personal care services in the homes of patients, while leveraging mobile technology that facilitates rich data capture, population health analytics and the enabling of CareLinx real-time care coordination with remote clinical teams Trusted Source Multiple Customer Tech-Enabled Nationwide Channels Caregivers vetted Provider Network and background National coverage with Online + mobile checked >450,000 caregivers experience digital care 98% geographic Deeper labor pool, plans coverage for top health access and choice for Real-time in-home data plans families to find a good collection & monitoring Proven scalability for match large healthcare clients 98% access to urban GPS time tracking + and for consumers areas/97% access to digital task validation rural areas Top payors/providers as Highly efficient Secured AARP’s clients Gig work model delivers proprietary CRM exclusive endorsement flexibility IP on eﬀective beneﬁt Full-feature population Net Promoter Score >10x plan development health portal for payors, industry standards providers and agencies 16INNOVATION & GROWTH CareLinx: Bridge the Last Mile to Penetrate the Compelling Home Healthcare Market CareLinx is a single-source, nationwide home care platform able to deliver intermittent on- demand personal care services in the homes of patients, while leveraging mobile technology that facilitates rich data capture, population health analytics and the enabling of CareLinx real-time care coordination with remote clinical teams Trusted Source Multiple Customer Tech-Enabled Nationwide Channels Caregivers vetted Provider Network and background National coverage with Online + mobile checked >450,000 caregivers experience digital care 98% geographic Deeper labor pool, plans coverage for top health access and choice for Real-time in-home data plans families to find a good collection & monitoring Proven scalability for match large healthcare clients 98% access to urban GPS time tracking + and for consumers areas/97% access to digital task validation rural areas Top payors/providers as Highly efficient Secured AARP’s clients Gig work model delivers proprietary CRM exclusive endorsement flexibility IP on eﬀective beneﬁt Full-feature population Net Promoter Score >10x plan development health portal for payors, industry standards providers and agencies 16

CATEGORY OF ONE Diﬀerentiated Financial Performance 17CATEGORY OF ONE Diﬀerentiated Financial Performance 17

DIFFERENTIATED FINANCIAL PERFORMANCE Key Financial Highlights • Recurring revenue driven by multi-year contracts Revenue visibility • Diversified customer base drives opportunity to upsell to existing clients and cross-sell across our channels Scale • Expanded customer base with major enterprise client wins – Centene, Humana, Delta – with significant pipeline of potential clients • Platform positioned to capture significant digital health opportunity • Launched new digital therapeutics product line with $1B opportunity from existing Growth clients • Introduced health security and vaccine adherence solutions • Adjusted EBITDA positive with continued operating leverage Profitability 18DIFFERENTIATED FINANCIAL PERFORMANCE Key Financial Highlights • Recurring revenue driven by multi-year contracts Revenue visibility • Diversified customer base drives opportunity to upsell to existing clients and cross-sell across our channels Scale • Expanded customer base with major enterprise client wins – Centene, Humana, Delta – with significant pipeline of potential clients • Platform positioned to capture significant digital health opportunity • Launched new digital therapeutics product line with $1B opportunity from existing Growth clients • Introduced health security and vaccine adherence solutions • Adjusted EBITDA positive with continued operating leverage Profitability 18

DIFFERENTIATED FINANCIAL PERFORMANCE 2021 Q2 Income Statement – Management (Non-GAAP) • Closed $50M investment from second largest health plan in U.S. to co-develop next generation multi- payor advocacy solution as an extension to the Sharecare digital platform  • Added new employer, government, provider, and life sciences customers  • Launched several new government-sponsored health plans including Centene's Peach State Health Plan Medicaid line of business and Humana's CarePlus and their Medicare Advantage population  • Won Health Net's Medicare line of business for both California and Oregon, which we believe represents an opportunity to add an estimated 800,000 new members 19 Note: A reconciliation of Adjusted EBITDA to Net Income is provided in the appendixDIFFERENTIATED FINANCIAL PERFORMANCE 2021 Q2 Income Statement – Management (Non-GAAP) • Closed $50M investment from second largest health plan in U.S. to co-develop next generation multi- payor advocacy solution as an extension to the Sharecare digital platform • Added new employer, government, provider, and life sciences customers • Launched several new government-sponsored health plans including Centene's Peach State Health Plan Medicaid line of business and Humana's CarePlus and their Medicare Advantage population • Won Health Net's Medicare line of business for both California and Oregon, which we believe represents an opportunity to add an estimated 800,000 new members 19 Note: A reconciliation of Adjusted EBITDA to Net Income is provided in the appendix

DIFFERENTIATED FINANCIAL PERFORMANCE CareLinx Pro Forma Financial Profile • CareLinx is projected to grow revenue from $5m in 2020 to $35m in 2022; pro forma revenue growth represents 163% CAGR over the period • Revenue pro forma does not factor in any revenue synergies or cross-selling CareLinx to Sharecare enterprise clients (payors, providers, government) • Final purchase price was less than 2X pro forma 2022 revenue 20DIFFERENTIATED FINANCIAL PERFORMANCE CareLinx Pro Forma Financial Profile • CareLinx is projected to grow revenue from $5m in 2020 to $35m in 2022; pro forma revenue growth represents 163% CAGR over the period • Revenue pro forma does not factor in any revenue synergies or cross-selling CareLinx to Sharecare enterprise clients (payors, providers, government) • Final purchase price was less than 2X pro forma 2022 revenue 20

DIFFERENTIATED FINANCIAL PERFORMANCE Consolidated Pro Forma Financial Profile 21 Note: A reconciliation of Adjusted EBITDA to Net Income is provided in the appendixDIFFERENTIATED FINANCIAL PERFORMANCE Consolidated Pro Forma Financial Profile 21 Note: A reconciliation of Adjusted EBITDA to Net Income is provided in the appendix

Thank you.Thank you.

APPENDIX Non-GAAP Financial Measures In addition to our ﬁnancial results determined in accordance with U.S. GAAP, we believe Adjusted EBITDA, a non-GAAP measure, is useful in evaluating our operating performance. We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP ﬁnancial measure, when taken together with the corresponding GAAP ﬁnancial measure, provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. In particular, we believe that the use of Adjusted EBITDA is helpful to our investors as it is a metric used by management in assessing the health of our business and our operating performance. However, non-GAAP ﬁnancial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for ﬁnancial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly- titled non-GAAP measures diﬀerently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP ﬁnancial measure as a tool for comparison. The calculation and reconciliation of historic Adjusted EBITDA to net income (loss), the most directly comparable ﬁnancial measures stated in accordance with GAAP, is provided below and in the accompanying ﬁnancial tables. Investors are encouraged to review the reconciliation and not to rely on any single ﬁnancial measure to evaluate our business. We have not reconciled Adjusted EBITDA guidance to net income (loss) because we do not provide guidance for net income (loss) or for items that we do not consider indicative of our on-going performance, including, but not limited to, the impact of signiﬁcant non-recurring items, as certain of these items are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the Adjusted EBITDA guidance to the corresponding U.S. GAAP measure is not available without unreasonable eﬀort. 23APPENDIX Non-GAAP Financial Measures In addition to our ﬁnancial results determined in accordance with U.S. GAAP, we believe Adjusted EBITDA, a non-GAAP measure, is useful in evaluating our operating performance. We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP ﬁnancial measure, when taken together with the corresponding GAAP ﬁnancial measure, provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. In particular, we believe that the use of Adjusted EBITDA is helpful to our investors as it is a metric used by management in assessing the health of our business and our operating performance. However, non-GAAP ﬁnancial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for ﬁnancial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly- titled non-GAAP measures diﬀerently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP ﬁnancial measure as a tool for comparison. The calculation and reconciliation of historic Adjusted EBITDA to net income (loss), the most directly comparable ﬁnancial measures stated in accordance with GAAP, is provided below and in the accompanying ﬁnancial tables. Investors are encouraged to review the reconciliation and not to rely on any single ﬁnancial measure to evaluate our business. We have not reconciled Adjusted EBITDA guidance to net income (loss) because we do not provide guidance for net income (loss) or for items that we do not consider indicative of our on-going performance, including, but not limited to, the impact of signiﬁcant non-recurring items, as certain of these items are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the Adjusted EBITDA guidance to the corresponding U.S. GAAP measure is not available without unreasonable eﬀort. 23

APPENDIX Reconciliation to Historical Adjusted EBITDA ($, in millions) 2021 Q2 2020 Q2 2020 Net Loss ($20.2) ($13.7) ($60.5) 7.20 6.50 24.68 Depreciation and amortization (0.02) (0.02) (0.07) Interest income 7.10 7.60 31.04 Interest expense 8.80 0.30 9.71 Other expense - - 3.90 Loss from equity method investments (0.10) 0.36 (1.56) Income tax (benefit) expense Share-based compensation 2.40 5.17 19.16 0.20 1.58 2.55 Severance - 0.13 Warrants issued with revenue contracts 1.19 1.30 0.10 Transaction and closing costs 2.19 Adjusted EBITDA $6.6 $7.9 $32.3 24APPENDIX Reconciliation to Historical Adjusted EBITDA ($, in millions) 2021 Q2 2020 Q2 2020 Net Loss ($20.2) ($13.7) ($60.5) 7.20 6.50 24.68 Depreciation and amortization (0.02) (0.02) (0.07) Interest income 7.10 7.60 31.04 Interest expense 8.80 0.30 9.71 Other expense - - 3.90 Loss from equity method investments (0.10) 0.36 (1.56) Income tax (benefit) expense Share-based compensation 2.40 5.17 19.16 0.20 1.58 2.55 Severance - 0.13 Warrants issued with revenue contracts 1.19 1.30 0.10 Transaction and closing costs 2.19 Adjusted EBITDA $6.6 $7.9 $32.3 24